EXHIBIT 4.01
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NUMBER                                                     SHARES

                          TELETEK, INC.
       INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

PAR VALUE $.0001 CAPITAL STOCK              CUSIP NO. 879905 40 4

THIS CERTIFIES THAT

is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR
                     VALUE OF $.0001 EACH OF

                          TELETEK, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                   DATED:

                                   Countersigned and Registered:

                                             1 DATA INC
                                   (Dallas, Texas) Transfer Agent

                                   By

/s/ John M. Vergiels
CHAIRMAN/SECRETARY                           Authorized Signature

                             [SEAL]

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The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM   -    as tenants in common
TEN ENT   -    as tenants by the entireties
JT TEN    -    as joint tenants with right of
               survivorship and not as
               tenants in common

UNIF GIFT MIN ACT   __________Custodian__________
                      (Cust)            (Minor)
                    under Uniform Gifts to Minors
                    Act _________________________
                                 (State)

Additional abbreviations may also be used though not in the above list.

     For  Value  Received _______________________________  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
[              ]

_________________________________________________________________
     PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
_________________________________________________________________

_________________________________________________________________

_________________________________________________________________
Shares   of   the  Capital  Stock  represented  by   the   within
Certificate, and do hereby irrevocably continue and appoint ______________________________________________, Attorney to
transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ___________________



                              X _________________________________
                              NOTICE:   The  signature   to   the
                              assignment must correspond with the
                              name  as  written upon the face  of
                              the     certificate,    in    every
                              particular,  without alteration  or
                              enlargement,    or    any    change
                              whatever.

____________________________________
         SIGNATURE GUARANTEE
(BY: BANK, BROKER, CORPORATE OFFICER)

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